Second Quarter 2018 Investor Presentation August 2, 2018 Andrew Lane President & CEO Jim Braun Executive Vice President & CFO Exhibit 99.1

Forward Looking Statements and Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “expected,” “looking forward,” “guidance,” “Results in mid-cycle Adjusted EBITDA” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, gross profit, gross profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, tax rate, capital expenditures and cash from operations, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. Statement Regarding Use of Non-GAAP Measures: The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the Company.

Projects 28% Global Leader in PVF Distribution Note: For the twelve months ended June 30, 2018 Largest pipe, valves and fittings (PVF) distributor – TTM Sales of $4.0B Key Role in Global Supply Chains of Energy Companies Create value for both customers and suppliers Closely integrated into customer supply chains Volume purchasing savings and capital efficiencies for customer Differentiated Global Capabilities Footprint with ~300 service locations in 22 countries Premier quality program, material sourcing & customer service Serve broad PVF needs making it convenient and efficient for customers Diversified Business Mix Balanced portfolio across upstream, midstream & downstream sectors Product mix focused on higher margin offerings Strategic focus on maintenance, repair and operations (MRO) contracts Growing integrated supply & project business Serve 200+ fabrication customers with ~$350M in annual revenue Downstream 28% Midstream 43% Upstream 29%

Diversified by Region, Industry Sector and Product Line - Well Positioned Through Cycle Revenue by Geography United States 80% Downstream 28% Note: Percentage of sales are for the twelve months ended June 30, 2018. Industrial includes metals & mining, fabrication, pulp & paper, power generation and general industrial. Midstream 43% Upstream 29% Revenue by Product Line Revenue by Industry Sector

Upstream – Providing Completion Infrastructure to E&P Operators Provide well hook-ups via on-site product trailers, above-ground infrastructure PVF products for flow lines & tank batteries Serve exploration & production (E&P) operators including Shell, Chevron, Anadarko, California Resources Corporation and Canadian Natural Resources Primary drivers are customers’ capital budgets for well completions & production tank battery upgrades and expansions Walk-in counter sales at strategically located branches in active oil & gas production areas Located in all major basins - revenue follows basin market activity levels Permian basin is our largest upstream position representing 6% of total first half 2018 revenue and with growth of > 65% in the first half of 2018 over the first half of 2017

Serving Midstream Customers Gas Utilities Transmission & Gathering Provide PVF to midstream gathering customers Provide PVF bulks & shorts and logistical services to long-haul transmission customers Benefit from recent pipeline approvals & modernization projects replacing older pipelines Customers include TransCanada, DCP Midstream, Energy Transfer, Williams Partners, Equitable, Enable Midstream Partners Provide PVF & integrated supply services Business drivers: integrity projects & pipeline enhancement projects independent of commodity prices residential & commercial, new & upgrade installations Relatively stable, steady growth Contracts or sales with 8 of the 10 largest gas utilities in the U.S. (e.g. PG&E, NiSource, Atmos, Duke, Southern Company Gas)

Serving Downstream Customers Refining Chemical & Industrial Recurring MRO revenue from planned & unplanned maintenance Provide on-location “zone store” inventory Contracts or sales with 8 of the 10 largest refiners in the U.S. (e.g. Shell, Chevron, Marathon Petroleum Company, Valero, Phillips 66, ExxonMobil) Low gas prices provide stable, advantaged feedstock for plastics Positioned to benefit from planned U.S. petrochemical projects

MRC Global is a Critical Link Between Its Customers & Suppliers CUSTOMERS SUPPLIERS Energy Carbon Steel Tubulars Valves Supplier Value Proposition Manufacturing and scale efficiencies Leverage MRC Global’s footprint Access to 16,000+ customers Lead suppliers through the quality process Customer Value Proposition Outsource non-core supply chain and logistics functions Reduce supply chain complexity Savings from volume purchasing and global sourcing, 40+ countries Product availability - access to MRC Global’s broad inventory with approx.12,000 suppliers Approve new suppliers through rigorous quality program Fittings, Flanges and Other IOCs Downstream Midstream Upstream

Global Footprint – Strategically Located in Key Geographies to Deliver Solutions to Customers North America As of 6/30/2018 Branches 123 RDCs 10 VECs 14 Employees ~2,735 International As of 6/30/2018 Branches 51 RDCs 6 VECs 12 Countries 20 Employees ~820 International North America ME / Caspian Asia Pacific Dubai, UAE Singapore Perth, WA NORDIC EUROPE Stavanger, NO Bradford, UK Rotterdam, NL MRC Global As of 6/30/2018 Branches 174 RDCs 16 VECs 26 Countries 22 Employees ~3,555 Nisku, AB Cheyenne, WY Odessa, TX Bakersfield, CA San Antonio, TX Munster, IN Nitro, WV Tulsa, OK Pittsburgh, PA Houston, TX

MRC Global’s Differentiated Value Proposition Driving enhanced profitability and return on capital through operational efficiencies, disciplined cost management and products & services portfolio optimization Active balance sheet management and robust cash flow create financial flexibility and capital allocation opportunities Strong record of winning new customers and expanding existing relationships resulting in growth Organic Growth Operational Optimization Strategic Capital Decisions

Strong Record of Customer Contract Wins and Renewals – Yields Growth Opportunities Renew Existing & Obtain New MRO Contract Customers Approximately 54% of sales are from our top 25 customers1 Expand Global Chemical and Valve businesses Target - 40% of total revenue from valves, automation, measurement and instrumentation Continue to Expand the Integrated Supply Business Approx. $900 million in revenue1 Customer Type/ Scope Products Geography Term (years) Marathon Petroleum Renewal PVF U.S. 3 BP (downstream) Renewal PVF U.S. 2 TransCanada Renewal PVF U.S. 3 CNRL Renewal with added scope PVF N.A. 3 Duke Renewal with added scope Integrated Supply U.S. 6 DCP Midstream Renewal PVF U.S. 5 Southern Co Gas Renewal Integrated Supply U.S. 5 Shell Renewal PFF, Valves N.A., Global 5 NiSource Renewal with added scope Integrated Supply U.S. 5 ConocoPhillips Renewal PVF U.S. 2 Chevron Renewal PVF Global 7 Selected Recent Contract Wins and Renewals 1. For the twelve months ended June 30, 2018

Leader in Executing Global PVF Contracts - a Platform for Growth Customers prefer a dependable supplier who can offer global procurement capabilities and excellent service everywhere they operate. MRC Global has executed the only global PVF contracts with IOCs in the industry. Shell – Global valves & North American PFF Chevron – Global PVF ExxonMobil – Global valves, initially focused on downstream 2017 Chevron 7 year renewal term Global PVF Leveraged U.S. agreement to add Canada, Europe, Australia, Thailand, Gulf of Mexico, Kazakhstan Strategic geographic expansion since original 2003 contract 2017 ExxonMobil 5 year renewal term Global valves for MRO & projects. Initially focused on downstream for the U.S., Europe & Asia Pacific Opportunity to expand 2017 Shell 5 year renewal term Global valves & North American PFF First global valve contract in 2012

End Market Growth Opportunities Global E&P Spending1 Sources: Evercore ISI, “The 2018 Evercore ISI Global E&P Mid-Year Spending Outlook”, published July 18, 2018. Stifel Diversified Industrials Specialty Engineering and Construction, pipeline database July 2018. All tiers. Probability weighted. Industrial Info Resources: April 2018 North American Refining & Chemical Spending3 billions billions Upstream Midstream Downstream billions New Pipeline Spending In U.S.2

Valve, Actuation, Measurement & Instrumentation (VAMI) Value-added offerings: Valve actuation/automation – allow customer to mix & match manufacturers to maximize functionality and minimize cost Engineered Solutions – engineering & design of actuation and control packages Traceability – unique serialization of entire valve actuation package Testing – Fugitive emission testing, material identification (e.g. metallurgy), x-ray, magnetic particle examination, pressure testing ValveWatch® – patented technology that monitors valves for indicative repairs reducing downtime & preventing failures Value-Added Services: Positioning Offerings to Higher Margin Products & Services with Broad Capabilities

Valve & Engineering Centers Worldwide Largest Global Distributor of Valve Products & Services in Oil & Gas 2017 VAMI Sales 26

Impact of Tariffs – Work Closely with Customers to Optimize the Global Supply Chain In general, inflation is a positive Summary: Section 232 - effective 3/23/18. Tariffs & quotas substituted for tariffs, various countries affected differently Section 301 - tariffs affect certain valves and valve parts manufactured in China Directly or indirectly impacts all stainless & carbon products including pipe, fittings and flanges Approx. 40% of revenue affected Inventory: Carbon ~70% domestic, 30% imported. Stainless~40% domestic, 60% imported. Valves are also being impacted by Chinese regulations, resulting in the closure of steel manufacturers and casting foundries. Actions lead to inflationary pricing & extended lead times Steel products have been experiencing increased raw material costs leading to price increases and the potential for additional increases due to anti-dumping and countervailing duty investigations exists Rising prices – 2Q18 average price of pipe is 32% greater than the 2Q17 average price (per Pipelogix) Impact: Contract structure – cost plus pricing with 90 day re-pricing terms Revenue – higher cost products from inflation result in higher revenue and higher LIFO expense Margin dollars – more expensive materials with the same percentage mark-up result in more margin dollars MRC Global is well-positioned with carbon, stainless and valve suppliers

Working Capital Management Focus on Optimizing Operations Increased working capital as a percentage of revenue due to an investment in inventory ahead of inflationary pricing pressures as well as growth in the business. Inventory is expected to peak in June 2018. Expect to return to approximately 20% over the remainder of 2018 based on our current outlook. Investments in working capital are weighted to higher margin products Optimizing Net Working Capital1 Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis. High operating leverage - SG&A as a percentage of sales is declining as sales increase and operating costs are controlled Expect 17% revenue growth with a 3% increase in SG&A in 2018 (at mid-point) as compared to 2017 Actively Managing SG&A Costs Declining SG&A as % of Revenue Actively Managing Costs

New Houston Operations Complex at La Porte - Supporting Growth & Continued Operational Efficiencies Consolidates four locations including three Houston locations, Galena Park, Darien & East Park Large project staging capabilities Easily scalable for growth Strategically located near refining and petrochemical customers Supports growth from recent multi-year downstream customer contracts including ExxonMobil, BASF, LyondellBasell and The Chemours Company Largest global valve & engineering enter (VEC) with expanded capabilities including valve testing services Largest regional distribution center in global footprint with 415,000 ft2 including a 40,000 ft2 VEC

Investing in Technology for Long-Term Growth & Efficiency MRCGOTM online catalog - Broadening the Customer Experience of the top 35 customers’ TTM revenue or approximately $830 million was transacted through e-commerce (e.g. catalog, EDI) ~40% B-2-B for contract customers allows for easy and efficient ordering Customized for each customer’s contract terms, part numbers, commonly ordered items Real-time inventory, pricing and order status $1 billion of revenue transacted via e-commerce on a TTM basis as of June 30, 2018 $134 million of revenue generated through MRCGOTM on a TTM basis as of June 30, 2018

Strategic Capital Decisions Support Growth Investing and Financing cash flows from 2013 through 2Q18. Net Financing equals the total issuance less repayment of debt and equity excluding share repurchases. Effectively Positioned the Balance Sheet … Advantageous debt agreements with favorable terms, low interest rate and maturities 2022+ Liquidity of $445 million – sufficient to cover working capital and M&A Net leverage expected to decrease as EBITDA increases in 2018 1Q18 – entered into a 5 year interest rate swap fixing $250 million notional at 6.21% 2Q18 – repriced Term Loan lowering interest rate 50bps … For Capital Deployment Opportunities Organic growth initiatives - Investments to drive share gains & efficiencies Share repurchases of $225 million: $125 million authorization completed in 1Q 2017 $100 million authorization completed in April 2018 Strategic M&A - 30% of cash flow deployed on M&A from 2013 - 2Q18 Debt repayment $1.12 billion in 2015 & 2016 Use of Cash Flow (2013 – 2Q 2018¹) Net Leverage

Sales Adjusted Gross Profit and % Margin1 Adjusted EBITDA and % Margin1 7.0% 8.5% ($ millions, except per share data) 2.0% 4.2% 4.8% 2.2% 4.5% Diluted EPS Quarterly & YTD Financial Performance See reconciliation of non-GAAP measures to GAAP measures in the appendix 4.8% 5.8% 7.2% 4.5% 6.5% 18.5% 19.1% 19.3% 18.4% 19.2%

Total Debt Capital Structure Cash Flow from Operations Net Working Capital as % of Sales2 ($ millions) Strong Balance Sheet Provides Financial Flexibility Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis. Y-o-Y Growth 30.8% 13.1% (9.0%) 39.7% (39.7%) 3.1x 2.9x 2.9x Net Leverage1: June 30, 2018 Cash and Cash Equivalents $ 31 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 395 Global ABL Facility due 2022 313 Total Debt $ 708 Preferred stock 355 Common stockholders’ equity 750 Total Capitalization $ 1,813 Liquidity $ 445

Favorable Trends Lead to Continued Growth POSITIVE MACROECONOMIC CONDITIONS Increased production in U.S. requiring additional oil & gas facility (e.g. tank battery) expansions and pipeline infrastructure Deregulation of new pipeline installations and multi-year investments in replacement pipeline for aging infrastructure & pipeline integrity projects Stable supply of low-cost natural gas providing secure feedstock for petrochemical processing along with increasing demand for plastics leads to higher petrochemical facility investment Favorable economics for gas exporting, pipelines to Mexico & Canada, LNG to rest of world Drilled but Uncompleted well (DUC) count represents backlog of future upstream completion revenue Multi-year contract wins and renewals represent an increase in market share MRC GLOBAL Higher margin product mix strategy Lower operating cost model from 2015 & 2016 provides a competitive advantage Results in mid-cycle Adjusted EBITDA of $300 - $350M

World-class Management Team with Significant Distribution and Energy Experience Compelling Long-Term Investment Market Leader in PVF Distribution, Serving Critical Function to the Energy Industry Diversified Across Sectors, Regions and Customers Differentiated Global Platform Creates Customer Value Counter-cyclical Cash Flow and Strong Balance Sheet Organic Growth Potential via Market Share Gains from Expanded Multi-year MRO Contracts and Long-term Secular Growth from Global Energy Demand Proven History of Driving Continuous Productivity Improvements Industry Consolidator with Proven Success in Acquiring and Integrating Businesses

Appendix

Financial Outlook 2018 Outlook – Updated 2Q18 Revenue Profitability / Cash flows 2018 annual – $4,150 - $4,350 million Adjusted Gross Profit – 19.2% - 19.4% By sector SG&A – $545 - $555 million Upstream – up 22 - 27% Tax rate – 28 - 29% annual Midstream – up 5 - 10% Capital expenditures – $20 million Downstream – up 20 - 25% Cash flow from operations – ($25) million - $0 By segment LIFO – $50 million expense U.S. – up 15 - 20% Equity-based compensation expense – $14 million International – up 10 - 15% Canada – up 5 - 10% Sequential 3Q18 – up low-single digit percentages Note: Adjusted Gross Profit is a non-GAAP measure. For a reconciliation to Gross profit, its closest GAAP measure, see our Current Report on Form 8-K dated August 1, 2018.

Y-o-Y Growth 61% 29% (17%) 10% (45%) (68%) 139% Y-o-Y Growth 28% 24% (5%) 11% (27%) (36%) 29% Sales Adjusted Gross Profit and % Margin1 Adjusted EBITDA and % Margin1 ($ millions, except per share data) 5.8% 7.5% 8.3% 7.4% 7.1% 5.2% 2.5% 4.9% Diluted EPS 17.2% 17.6% 19.0% 19.3% 18.9% 18.0% 17.2% 18.6% Annual Financial Performance Y-o-Y Growth 26% 15% (6%) 13% (24%) (33%) 20% Y-o-Y Growth 156% 259% 21% (5%) NM 67% 125% See reconciliation of non-GAAP measures to GAAP measures in the appendix Includes $45 million of non-cash charges recorded in cost of goods sold & the international segment for the year ended December 31, 2016. Charges relate to a restructuring of our Australian business and market conditions in Iraq as well as an increase in reserves for excess and obsolete inventory in the U.S. and Canada as a result of the market outlook for certain products. Excluding these charges for the year ended December 31, 2016, gross profit, as reported would be $513 million (16.9%) and adjusted gross profit would be $568 million (18.7%). Includes $6 million of non-cash charges recorded in cost of goods sold & in the international segment for the year ended December 31, 2017. Charges are related to reducing our local presence in Iraq. Excluding these charges for the year ended December 31, 2017 gross profit, as reported would be $588 million (16.1%) and adjusted gross profit would be $683 million (18.7%). 2 3

Total Debt Capital Structure Cash Flow from Operations Net Working Capital as % of Sales2 ($ millions) December 31, 2017 Cash and Cash Equivalents $ 48 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $ 397 Global ABL Facility due 2022 129 Total Debt $ 526 Preferred stock 355 Common stockholders’ equity 759 Total Capitalization $ 1,640 Liquidity $ 485 Balance Sheet Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis. Y-o-Y Growth 30.8% 13.1% (9.0%) 39.7% (39.7%) 5.8x 4.1x 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x Net Leverage1:

Adjusted Gross Profit Reconciliation Six months ended June 30 Three months ended Year ended December 31 ($ millions) 2018 2017 June 30, 2018 Mar 31, 2018 June 30, 2017 2017 2016 2015 2014 2013 2012 2011 2010 Gross profit $346 $ 289 $ 177 $ 169 $ 149 $ 582 $ 468 $ 786 $ 1,018 $ 955 $ 1,014 $ 708 $ 518 Depreciation and amortization 12 11 6 6 6 22 22 21 22 22 19 17 17 Amortization of intangibles 22 22 11 11 11 45 47 60 68 52 49 51 54 Increase (decrease) in LIFO reserve 22 6 15 7 5 28 (14) (53) 12 (20) (24) 74 74 Adjusted Gross Profit $ 402 $ 328 $ 209 $ 193 $ 171 $ 677 $ 523 $ 814 $ 1,120 $ 1,009 $ 1,058 $ 850 $ 663

Adjusted EBITDA Reconciliation Six months ended June 30 Three months ended Year ended December 31 ($ millions) 2018 2017 June 30, 2018 Mar 31, 2018 June 30, 2017 2017 2016 2015 2014 2013 2012 2011 2010 Net income (loss) $ 40 $ 12 $ 22 $ 18 $ 6 $ 50 $ (83) $ (331) $ 144 $ 152 $ 118 $ 29 $ (52) Income tax expense (benefit) 15 4 8 7 3 (43) (8) (11) 82 85 64 27 (23) Interest expense 18 15 10 8 8 31 35 48 62 61 113 137 140 Depreciation and amortization 12 11 6 6 6 22 22 21 22 22 19 17 17 Amortization of intangibles 22 22 11 11 11 45 47 60 68 52 49 51 54 Increase (decrease) in LIFO reserve 22 6 15 7 5 28 (14) (53) 12 (20) (24) 74 75 Inventory-related charges - - - - - 6 40 - - - - - - Goodwill & intangible asset impairment - - - - - - - 462 - - - - - Change in fair value of derivative instruments (1) - 1 (2) (1) 1 (1) 1 1 (5) (2) (7) 5 Equity-based compensation expense 7 9 3 4 5 16 12 10 9 15 8 8 4 Severance & restructuring charges - - - - - 14 20 14 8 1 - 1 3 Write-off of debt issuance costs 1 - 1 - - 8 1 3 - - - - - Litigation matter - 3 - - 3 3 - 3 - - - - - Foreign currency losses (gains) 1 (2) 1 - (2) (2) 4 3 3 13 (1) (1) - Loss on disposition of non-core product line - - - - - - - 5 10 - - - - Insurance charge - - - - - - - - - 2 - - - Cancellation of executive employment agreement (cash portion) - - - - - - - - 3 - - - - Expenses associated with refinancing - - - - - - - - - 5 2 9 - Loss on early extinguishment of debt - - - - - - - - - - 114 - - Pension settlement - - - - - - - - - - 4 - - Legal and consulting expenses - - - - - - - - - - - 10 4 Provision for uncollectible accounts - - - - - - - - - - - - (2) Joint venture termination - - - - - - - - - - - 2 - Other expense (income) - - - - - - - - - 3 (1) 3 (1) Adjusted EBITDA $ 137 $ 80 $ 78 $ 59 $ 44 $ 179 $ 75 $ 235 $ 424 $ 386 $ 463 $ 360 $ 224